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                                                                   Exhibit 14(b)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Independent Auditors" and "Experts" and to the use of our report dated November 15, 2000, which is incorporated by reference in this Registration Statement (Form N-14 No. 333-67880) of the SunAmerica Equity Funds.

                               /s/ Ernst & Young LLP

                               ERNST & YOUNG LLP


NEW YORK, NEW YORK
September 28, 2001


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                                                                   EXHIBIT 14(b)


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Independent Auditors" and "Experts" in this Registration Statement (Form N-14 No. 333-67880) of the SunAmerica International Equity Fund.


                               /s/ ERNST & YOUNG LLP

                               ERNST & YOUNG LLP


New York, New York
September 28, 2001